UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    April 2, 2007
                                                ______________________________


                           Minden Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



United States                             000-49882                 13-4203146
______________________________________________________________________________
(State or other jurisdiction      (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)


100 MBL Bank Drive, Minden, Louisiana                            71055
______________________________________________________________________________
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code   (318) 377-0523
                                                  ____________________________


                 415 Main Street, Minden, Louisiana 71055
______________________________________________________________________________
       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
          --------------------------------------------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Not applicable.

          (d) Effective April 2, 2007, Mr. Jack E. Byrd, Jr. was appointed to the Board of Directors of Minden Bancorp, Inc. (the "Company") as well as to its wholly owned subsidiary, MBL Bank, and its mutual holding company parent, Minden Mutual Holding Company. There were no arrangements or understandings pursuant to which Mr. Byrd was selected as a director. In addition, as of the date hereof, no determination has been made as to which committees of the Board Mr. Byrd will be appointed to.

               Mr. Byrd was appointed to the class of directors whose term expires at the 2007 Annual Meeting of Stockholders (the "Annual Meeting") of the Company. Mr. Byrd has been nominated for re-election at the Annual Meeting for a term expiring in 2010.

               The Company has neither engaged in any transaction with Mr. Byrd since January 1, 2006 nor as of the date hereof does it propose to engage in any transaction that would be required to be disclosed pursuant to Item 404(a) of Regulation S-B.

          (e)  Not applicable.

          (f)  Not applicable.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MINDEN BANCORP, INC.



Date:  April 3, 2007          By: /s/ A. David Evans
                                  --------------------------------
                                   A. David Evans
                                   President and Chief Executive
                                     Officer